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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12
ENDOCARDIAL SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENDOCARDIAL SOLUTIONS, INC.
1350 Energy Lane, Suite 110
St. Paul, Minnesota 55108

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 18, 2004

TO THE STOCKHOLDERS OF ENDOCARDIAL SOLUTIONS, INC.:

        Notice is hereby given that the Annual Meeting of Stockholders of Endocardial Solutions, Inc. (the "Company"), will be held on Tuesday, May 18, 2004 at 9:00 a.m., local time, at the Minneapolis Hilton Towers located at 1001 Marquette Avenue, Minneapolis, Minnesota, for the following purposes:

  (1)
  To elect two directors to serve for three-year terms or until their respective successors are elected and qualify; and

  (2)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only holders of record of the Company's Common Stock as of the close of business on April 5, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof.

        You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                      By Order of the Board of Directors,

                      James W. Bullock
                       Secretary

April 22, 2004

ENDOCARDIAL SOLUTIONS, INC.
1350 Energy Lane, Suite 110
St. Paul, Minnesota 55108

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

May 18, 2004

        This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Endocardial Solutions, Inc. (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 18, 2004 at 9:00 a.m., local time, at the Minneapolis Hilton Towers, 1001 Marquette Avenue, Minneapolis, Minnesota, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders with the Company's Annual Report to Stockholders commencing on or about April 22, 2004.

        Only stockholders of record of the Common Stock, par value $0.01 per share, of the Company (the "Common Stock") at the close of business on April 5, 2004 will be entitled to vote at the Annual Meeting. As of that date, a total of 21,843,652 shares of Common Stock were outstanding, each share being entitled to one vote. There is no cumulative voting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If, however, a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.

        Shares of the Company's Common Stock represented by proxies in the accompanying form, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in the manner directed by the stockholder. If no direction is given, a signed proxy will be voted FOR the election of the nominees for director named in this Proxy Statement. A stockholder may revoke a proxy at any time prior to its exercise by giving to an officer of the Company a written notice of revocation of the proxy's authority, by submitting a duly elected proxy bearing a later date or by delivering a written revocation at the Annual Meeting.

        If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter.

        The Company did not receive written notice of any stockholder proposal prior to February 21, 2004 as required by the Company's Bylaws, and as of the date of this Proxy Statement, the Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting of Stockholders mailed together with this Proxy Statement. If any other matters are properly brought before the Annual

Meeting, the persons named in the enclosed form of proxy will vote on such matters in accordance with their best judgment. The enclosed proxy card confers discretionary authority to vote with respect to matters not properly presented by a stockholder in accordance with the Company's Bylaws.

PROPOSAL ONE: ELECTION OF DIRECTORS

        The Board of Directors of the Company is composed of eight members divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. Graydon E. Beatty and James W. Bullock are the directors in the class whose term expires at the Annual Meeting. The Board of Directors has nominated Messrs. Beatty and Bullock for election to the Board of Directors at the Annual Meeting for terms of three years, and each has indicated a willingness to serve. The other directors of the Company will continue in office for their existing terms. Robert G. Hauser, M.D., Mark T. Wagner and Warren S. Watson serve in the class whose term expires in 2005. Richard D. Randall, Richard J. Nigon and Jean-Paul M. ("J.P.") Peltier serve in the class whose term expires in 2006. Upon the expiration of the term of a class of directors, directors in such class will be elected for three-year terms at the annual meeting of stockholders in the year in which such term expires. The affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting is necessary to elect the nominees for director.

        The persons named as proxies in the enclosed form of proxy will vote the proxies received by them FOR the election of Messrs. Beatty and Bullock unless otherwise directed. In the event that any nominee becomes unavailable for election at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion as recommended by the Board of Directors.

        The Board of Directors has determined that all of the directors are independent under the current standards for "independence" established by the NASDAQ stock market on which the Company's stock is listed, except for Graydon E. Beatty and James W. Bullock. Information concerning the incumbent directors is set forth below.

Graydon E. Beatty (Nominee with new term expiring in 2007)	Graydon E. Beatty, 47 years old, is a founder of the Company and has been Chief Technical Officer of the Company since May 1995 and a Director since August 1992. Since the Company's inception in May 1992, Mr. Beatty has served in several technical and management positions. In addition, from May 1992 until December 1993, Mr. Beatty served as a consultant with GMN Consulting, an engineering consulting firm, and as a consulting engineer of AngeMed, a division of Angeion Corp., a cardiovascular device company, from February 1992 to September 1992. Mr. Beatty was Senior Development Engineer of Bio-Medical Design Group, Inc., an electrophysiology system developer, from December 1991 to May 1992. From 1989 to December 1991, Mr. Beatty served as Principal Research Engineer at Cardiac Pacemakers, Inc., a cardiovascular device company.

James W. Bullock (Nominee with new term expiring in 2007)
James W. Bullock, 47 years old, has been President, Chief Executive Officer and a Director of the Company since May 1994. In addition, Mr. Bullock served as the Chief Financial Officer of the Company from May 1994 until May 1996. From April 1992 until joining the Company, Mr. Bullock served as President and Chief Operating Officer of Stuart Medical, Inc., a cardiac monitoring start-up company. From April 1990 to April 1992, Mr. Bullock served as Vice President of Sales and Marketing of the Stackhouse Division of Bird Medical Technologies, a medical device company. From 1978 to 1990, Mr. Bullock served in a variety of marketing and sales management positions, most recently as Vice President of Sales, for the Pharmaseal Division of Baxter International Inc., a medical products company.
Robert G. Hauser, M.D. (Term expires in 2005)
Robert G. Hauser, M.D., 64 years old, has been a Director of the Company since October 1995. Dr. Hauser has been a cardiologist at the Minneapolis Heart Institute since September 1992, and has served as Executive Director since July 1994 and President since February 1997. Dr. Hauser served as President of the Cardiovascular Services Division of Abbott Northwestern Hospital from May 1995 until November 1996. From 1988 to July 1992, Dr. Hauser served as President and Chief Executive Officer of Cardiac Pacemakers, Inc., a cardiovascular device company. Dr. Hauser has served as a Director of AllinaHealth System since November 2002 and as a Director of SonoSite, Inc. since February 2004.
Mark T. Wagner (Term expires in 2005)
Mark T. Wagner, 47 years old, has been a Director of the Company since January 2002. Mr. Wagner has been Chief Executive Officer of ProVation Medical, Inc., formerly known as cMore Medical Solutions, Inc., since December 2001. Prior to his position with ProVation Medical, Mr. Wagner was the Chief Executive Officer of Survivalink from September 1996 until September 2001. Mr. Wagner served as a director of Survivalink and was the Chairman from December 1999 until September 2001. Mr. Wagner also served as President and Chief Executive Officer of Altiva Corporation from December 1999 until February 2001 and has been a member of the Board of Directors of Altiva Corporation since December 1999. Mr. Wagner was employed by Nellcor Puritan Bennett from July 1993 until September 1996, where he served as Vice President and General Manager of Nellcor's Global Sleep Solutions Group from September 1995 until September 1996. Mr. Wagner held various executive positions with GE Medical Systems from 1979 until 1993.

Warren S. Watson (Term expires in 2005)
Warren S. Watson, 52 years old, has been a Director of the Company since April 2000. Mr. Watson has been Vice President, Arrhythmia Management Business Operations for Medtronic, Inc. since January 2002. Mr. Watson previously was Vice President and General Manager of Medtronic's EP Systems business from January 2000 to January 2002. Prior to his position with EP Systems, Mr. Watson was the Vice President and General Manager of Medtronic, Inc.'s Functional Stimulation Neurological business from May 1998 to January 2000. Mr. Watson has also held the position of Vice President and General Manager of the Cardiac Pacing Leads business at Medtronic, Inc. In 1987, Mr. Watson was the Vice President of Marketing for Medtronic, Inc.'s Tachyarrhythmia business. Mr. Watson currently serves as a director of Citizen's Independent Bank of St. Louis Park and Kinship of Greater Minneapolis.
Richard D. Randall (Term expires in 2006)
Richard D. Randall, 52 years old, has been a Director of the Company since February 2000. Mr. Randall currently serves as President and Chief Executive Officer of TranS1, Inc., a company developing minimally invasive surgical approaches for the treatment of lower back pain. Mr. Randall founded and served as President and Chief Executive Officer of Incumed, Inc. from 2000 to 2002. He served as President and Chief Executive Officer of Innovasive Devices Inc. from 1994 to 2000. Prior to joining Innovasive Devices, he was President and Chief Executive Officer, Chairman and then Director of Target Therapeutics from 1989 to 1996. Mr. Randall currently serves as a director of MicroTherapeutics, Inc.
Richard J. Nigon (Term expires in 2006)
Richard J. Nigon, 56 years old, has been a Director of the Company since April 2003. He has served as Executive Vice President and Director of Equity Corporate Finance for Miller Johnson Steichen Kinnard since February 2001. From February 2000 to February 2001, Mr. Nigon served as the Chief Financial Officer of Dantis, Inc., a web hosting company. Prior to joining Dantis, Mr. Nigon was employed by Ernst & Young since 1970, serving as a partner since 1981. Mr. Nigon currently serves as a director of Compex Technologies, Inc. and Vascular Solutions, Inc., as well as a director of several private companies.
Jean-Paul M. Peltier (Term expires in 2006)
J.P. Peltier, 31 years old, has been a Director of the Company since April 2003. He has served as Vice President, Business Development of HomeServices of America, a Berkshire Hathaway affiliate, since January 2003. HomeServices of America provides residential real estate brokerage, mortgage, title and closing services across the United States. From May 1995 to December 2002, Mr. Peltier served in a variety of positions within US Bancorp Piper Jaffray's investment banking division, most recently as Vice President in the medical technology group.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. BEATTY AND BULLOCK AS DIRECTORS OF THE COMPANY.

Meetings and Committees of the Board of Directors

        The Board of Directors recently adopted a policy that all directors nominated for election at the Annual Meeting are expected to attend the Annual Meeting, and all other directors are encouraged to attend. Directors who attended the 2003 Annual Meeting of Stockholders included Mr. Bullock and Mr. Nigon. During the 2003 fiscal year, the Board of Directors held six meetings. Except for Dr. Hauser, each director holding office during the fiscal year attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which he has been a director), and each director attended at least 75% of the total number of meetings of the committees of the Board on which he served. The Board of Directors has an Audit Committee, a Nominations and Governance Committee and a Compensation Committee, which are described below.

        From January until April of 2003, the Audit Committee was comprised of Mr. Watson, Dr. Hauser and James E. Daverman. Mr. Daverman resigned from the Board of Directors in April of 2003, and the Board appointed Mr. Nigon to replace Mr. Daverman as both a Director and a member of the Audit Committee. Mr. Nigon was elected to the Board of Directors at the Company's Annual Meeting of Stockholders in May of 2003. In July of 2003, the Board appointed Mr. Peltier to replace Dr. Hauser on the Audit Committee and appointed Mr. Nigon to serve as the Chairman of the Audit Committee. All members of the Audit Committee were and are "independent" under applicable NASDAQ listing standards and SEC rules and regulations. The Board of Directors has determined that Mr. Nigon meets the definition of an "Audit Committee Financial Expert" as established by the Securities and Exchange Commission and is independent of management. The Audit Committee has the sole authority to appoint, review and discharge the Company's independent auditors. The Audit Committee reviews the scope, results and costs of the audit with the Company's independent accountants, as well as the Company's accounting principles and significant accounting policies and internal controls and reports the results of its review to the full Board of Directors and to management. The Audit Committee has determined to engage Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 2004. The Audit Committee held four meetings during 2003. A report of the Audit Committee is included within this Proxy Statement.

        In April 2004, the Board of Directors created a Nominations and Governance Committee comprised of Mr. Nigon and Dr. Hauser. All members are "independent" under applicable NASDAQ listing standards. A Nominations and Governance Committee charter was adopted on April 20, 2004 and is attached hereto as Exhibit A. The Nominations and Governance Committee is responsible for (1) identifying individuals qualified to become Board members, and recommending to the Board the nominees for election as Directors at the next annual meeting of stockholders; (2) recommending to the Board the nominees for each committee of the Board; (3) periodically reviewing and making recommendations to the Board as to the size, composition and criteria for director nominees; (4) making all determinations with respect to whether a director is independent under all applicable requirements; (5) adopting and revising, from time to time, corporate governance guidelines applicable to the Company; and (6) serving in an advisory capacity to the Board on matters of organization, management succession plans, and the conduct of Board activities. With respect to Board of Director nominees, the Nominations and Governance Committee will consider nominees recommended by stockholders that are submitted in accordance with the Company's Bylaws. The process for receiving and evaluating Board member nominations from stockholders is described below under the caption "Nominations."

        The Board of Directors also has a Compensation Committee comprised of Messrs. Randall and Wagner. The Compensation Committee makes recommendations concerning executive salaries and incentive compensation for employees of the Company, subject to ratification by the full Board of Directors, and administers the Company's stock option plans. A report of the Compensation Committee on executive compensation is included within this Proxy Statement. The Compensation Committee held one meeting during 2003.

        The charters for each of the Committees of the Board of Directors and the Company's code of ethics are posted on the Company's website at www.endocardial.com.

Stockholder Communications with Board

        The Board of Directors has implemented a process by which stockholders may send written communications to the Board's attention. Stockholders of the Company may send written communications to the Board of Directors or any individual director by sending such communications addressed to the Company's Secretary c/o Endocardial Solutions, Inc. Corporate Secretary, 1350 Energy Lane, Suite 110 St. Paul, Minnesota 55108. All such communications will be compiled by the Secretary and submitted to the Board or individual director on a periodic basis.

Nominations

        The Nominations and Governance Committee was established on April 20, 2004 by the Board of Directors and considers recommendations for director nominees from a wide variety of sources, including members of the Board, business contacts, community leaders, third-party advisory services and members of management. The Nominations and Governance Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company's Bylaws and applicable rules and regulations of the SEC. The Board must have a majority of directors who meet the criteria for independence required by the Nasdaq Stock Market (NASDAQ).

        The Nominations and Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's stockholders. The Nominations and Governance Committee will consider appropriate criteria for director nominees in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the stockholders, including:

  •
  current or recent experience at the policy-making level in business, government, medicine, education, technology or public interest,

  •
  expertise in a particular business discipline, and

  •
  diversity of talent, experience, accomplishments and perspective.

Directors should be able to provide insights and practical wisdom based on their experience and expertise.

        Stockholders wishing to bring a nomination for a director candidate before a stockholders meeting must give written notice to the Company's Secretary, either by personal delivery or by United States mail, postage prepaid. The stockholder's notice must be received by the Secretary not later than (a) with respect to an Annual Meeting of Stockholders, ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting, and (b) with respect to a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of the meeting is first given to stockholders. The stockholder's notice must set forth all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC, including the written consent of the person proposed to be nominated to being named in the proxy statement as a nominee and to serving as a director if elected. The stockholder's notice must also set forth as to the stockholder making the nomination (i) the name and address of the stockholder and of the beneficial owner, if any, on whose behalf the nomination will be made, (ii) the class and number of shares of the Company held by the stockholder entitled to vote at the meeting or beneficially owned by the beneficial owner, if any, on whose behalf the nomination will be made, (iii) a brief description of the reasons for making such nomination, and (iv) a description of all arrangements or understandings between the stockholder or the beneficial owner, if any, on whose behalf the proposal is made, and each nominee.

        The Nominations and Governance Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the Committee. A member of the Committee will contact for further review those candidates who the Committee believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. On the basis of information learned during this process, the Nominations and Governance Committee determines which nominee(s) to recommend to the Board to submit for election. The Nominations and Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

        No candidates for director nominations were submitted to the Board of Directors by any stockholder in connection with the 2004 Annual Meeting. Any stockholder desiring to present a nomination for consideration by the Nominations Committee prior to the 2005 Annual Meeting must do so prior to February 17, 2005 in order to provide adequate time to duly consider the nominee and comply with the Company's Bylaws.

Compensation of Directors

        Each director is reimbursed for expenses actually incurred in attending meetings of the Board of Directors and its committees. Non-employee directors are eligible to participate in the Company's 2003 Stock Incentive Plan. Non-employee directors of the Company receive an automatic grant of nonqualified stock options to purchase 25,000 shares of Common Stock on the date such individuals become directors of the Company (the "Initial Grant"), and an option to purchase 5,000 shares of Common Stock on each subsequent annual stockholder meeting date, subject to certain limitations. The Board also has the discretion to make additional grants under the Company's 2003 Stock Incentive Plan. Options granted in connection with the Initial Grant vest and become exercisable as to one-third of such shares on the date of such Initial Grant and one-third at each of the next two anniversary dates thereafter if the holder remains a director on such dates. Options granted on the date of each subsequent annual meeting of stockholders become exercisable six months subsequent to the date of grant. Directors who are also employees of the Company are not separately compensated for any services provided as a director.

EXECUTIVE COMPENSATION

Executive Officers

        The executive officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board of Directors. Set forth below are the names, ages and positions of the executive officers and certain key personnel of the Company.

Name	Age	Position
James W. Bullock	47	President, Chief Executive Officer and Director
J. Robert Paulson, Jr.	47	Chief Financial Officer
Frank J. Callaghan	50	Vice President, Research and Development
Richard J. Omilanowicz	51	Vice President, Manufacturing and Operations
Patrick J. Wethington	35	Vice President, North American Sales
Graydon E. Beatty	47	Chief Technical Officer and Director

        Information concerning the business experience of Messrs. Bullock and Beatty is provided in "Proposal One: Election of Directors." Set forth below is a description of the background of the other executive officers.

        J. Robert Paulson, Jr. has been Chief Financial Officer of the Company since August 2002, and also leads the Company's marketing organization. From 2001 until joining the Company, Mr. Paulson served as Sr. Vice President and General Manager in the auditory products division of Advanced Bionics Corporation, a maker of cochlear implant systems. From 1995 to 2001, Mr. Paulson served in various capacities within Medtronic, Inc., a medical device company. Among his Medtronic positions were Vice President and General Manager of Surgical Navigation Technologies; Vice President of Corporate Strategy and Planning; and Director of Corporate Development. From 1988 to 1995, Mr. Paulson held various marketing, business development and legal positions at General Mills, Inc., and prior to that practiced law at the Minneapolis firm of Lindquist & Vennum.

        Frank J. Callaghan has been Vice President of Research and Development of the Company since November 1995. From 1987 until joining the Company, Mr. Callaghan served as a Director of Research and Development at Telectronics Pacing Systems, Inc., a manufacturer of cardiac rhythm management devices. From 1983 to 1987 Mr. Callaghan served in several capacities, including Manager, Systems Technology, at Cordis Corporation, a manufacturer of angiographic and implantable devices.

        Richard J. Omilanowicz has been Vice President of Manufacturing and Operations of the Company since January 2001. He served as Vice President of Manufacturing from November 1994 to January 2001. From May 1993 until joining the Company, Mr. Omilanowicz served as General Manager of McKechnie Plastic Components, a custom injection molding company. From 1980 to May 1993, Mr. Omilanowicz served in several capacities at the Pharmaseal Division of Baxter International Inc., most recently as Director of Research, Development and Engineering.

        Patrick J. Wethington has been Vice President of North American Sales of the Company since February 2003. From March 2000 to February 2003, Mr. Wethington served as the Company's Area Director for the Northern Region and Territory Manager for the Upper Midwest. Mr. Wethington also served as Director of Marketing of the Company from November 1996 to March 2000. From 1989 until joining the Company, Mr. Wethington served in various marketing and sales positions with Cardiac Pacemakers division of Guidant Corporation.

Compensation Committee Report On Executive Compensation

        The Compensation Committee of the Board of Directors advises the Chief Executive Officer and the Board of Directors on matters of the Company's compensation philosophy and recommends salaries, incentives and other forms of compensation for directors, officers and other employees of the Company. The Compensation Committee also is responsible for the administration of the Company's 2003 Stock Incentive Plan. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers in fiscal year 2003.

        General Compensation Policy.    The Company is committed to attracting, hiring and retaining an experienced management team that can successfully develop and manufacture the Company's products, penetrate target markets and develop new products. The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and long-term interests of the Company's stockholders, as well as the officers' personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon Company performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry; (ii) bonus payments contingent upon achievement of specific corporate and individual milestones; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

        Base Salary.    The base salary is established as a result of the Compensation Committee's analysis of each executive officer's individual performance during the prior year, the overall performance of the Company during the prior year and historical compensation levels within the executive officer group. The Compensation Committee believes executive salaries must be sufficient to attract and retain key individuals. Salaries are also based on experience level and are intended to be competitive with median salaries paid to comparable executives in similar positions at other medical device companies of comparable size. Annual base salary changes are typically put into effect no later than the end of the first quarter each year.

        Bonus Awards for Fiscal Year 2003.    In conjunction with the 2003 bonus pool, the Compensation Committee established certain performance objectives, including corporate goals, which, when met, would result in bonus payments to employees, including executive officers. In early 2004, the Committee approved bonuses for executive officers and employees for recognition of established objectives during 2003.

        Long-Term Incentive Compensation.    Long-term incentives are provided through grants of stock options. The grants are designed to align the interest of each executive officer with those of the stockholders and provide each individual with an incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Stock options are generally granted to executive officers at the time they are elected. In determining the number of shares subject to stock option grants, the Committee takes into consideration the job responsibilities, experience and contributions of the individual as well as the recommendations of the Chief Executive Officer. The options typically vest in monthly installments over a period of four years and are exercisable beginning after six months of employment or six months after the date of grant. Each option grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share over a ten-year period of time.

        CEO Compensation.    The Compensation Committee's determination of the Chief Executive Officer's salary, bonus and stock option grants follow the policies set forth above for all executive compensation. The Committee seeks to establish a level of base salary competitive with that paid by companies within the industry that are of comparable size, and a bonus contingent upon specific corporate objectives. In addition, a significant percentage of the total compensation package is contingent upon the Company's performance and stock price appreciation.

        Mr. Bullock's compensation for 2001-2003 is shown on the Summary Compensation Table below. During 2003, Mr. Bullock's compensation from his base salary increased 2.2% over 2002 to $282,000, as a result of a salary increase that was effective as of March 1, 2003. Mr. Bullock received a bonus of $90,240 based upon the accomplishment of specific milestones during 2003. These cash awards reflected the Compensation Committee's judgment as to Mr. Bullock's individual performance and the overall performance of the Company.

        Compliance with Internal Revenue Code Section 162(m).    As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any one year. This limitation applies to all compensation paid to the covered executive officers which is not considered to be performance-based. Compensation which does qualify as performance-based compensation is not taken into account for purposes of this limitation. The Committee believes that options granted during 2003 will meet the requirements for qualifying as performance-based.

        Section 162(m) of the Code did not affect the deductibility of compensation paid to the Company's executive officers in 2003 and is not anticipated to affect the deductibility of such compensation expected to be paid in 2004. The Committee will continue to monitor this matter and may propose additional changes to the executive compensation program if warranted.

                      RICHARD D. RANDALL
                      MARK T. WAGNER

                      The Members of the Compensation Committee
                      of the Board of Directors

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee during 2003 included Richard D. Randall and Mark T. Wagner. No executive officer of the Company served as a member of the Compensation Committee or as a director of any other entity, one of whose executive officers served on the Compensation Committee or as a director of the Company.

Summary Compensation Table

        The following table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during each of the last three fiscal years by the Company's Chief Executive Officer and the other four most highly compensated executive officers whose salary and bonus earned in 2003 exceeded $100,000.

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position	Fiscal Year			Securities Underlying Options(#)(2)	All Other Compensation
		Salary	Bonus(1)
James W. Bullock President and Chief Executive Officer and Director	2003 2002 2001	$282,000 275,880 273,596	$90,240 71,729 104,834	— 110,000 280,000		— — —
J. Robert Paulson(3) Chief Financial Officer	2003 2002	$200,000 65,385	$40,000 19,548	— 150,000	$	— 170,700
Patrick Wethington Vice President North American Sales	2003 2002 2001	$176,539 150,000 150,000	$36,000 52,956 38,439	40,000 50,000 35,000		— — —
Richard J. Omilanowicz Vice President, Manufacturing and Operations	2003 2002 2001	$180,519 175,000 171,029	$36,400 38,438 41,563	— 60,750 50,000		— — —
Frank J. Callaghan Vice President, Research and Development	2003 2002 2001	$177,063 160,524 159,054	$36,300 38,483 38,124	— 69,250 35,000		— — —

(1)
Bonuses relating to 2003, 2002, and 2001 were approved by the Compensation Committee in March 2004, 2003 and 2002, respectively and paid in March of each year.

(2)
Represents options granted pursuant to the Company's 1993 Long-Term Incentive and Stock Option Plan, which expired in May 2003.

(3)
Mr. Paulson joined the Company in August 2002. Mr. Paulson's 2002 "All Other Compensation" reflects reimbursement for relocation costs.

Employment Contracts and Change in Control Agreements

        The Company's executive officers are employed on an at-will basis and, except as provided below, none of the Company's executive officers has a written employment agreement. Pursuant to an Employment and Noncompetition Agreement dated November 3, 2000 (the "Employment Agreement"), in addition to payment of full base salary and benefits earned through date of termination, Mr. Bullock will continue to receive his base salary for a period of up to 18 months until he accepts a position of comparable employment, plus a pro rata portion of any bonus to which he is entitled at his date of termination, as severance pay if he is terminated without "cause," as defined in the Employment Agreement.

        Under circumstances following a "change in control," if Mr. Bullock is terminated without "cause" or voluntarily terminates his employment for "good reason," as defined in a Change In Control Agreement dated November 3, 2000, during the first 12 months following a change in control, Mr. Bullock will be entitled to receive a cash payment equal to 18 times his monthly base salary. Similar severance arrangements for the Company's other executive officers, under circumstances following a change in control, have been established, with cash payments equal to 12 times their respective monthly base salary.

        As described below in footnote (1) to the table entitled "Option Grants in Fiscal Year 2003," the exercisability of options granted to the named executive officers is accelerated in the event of a "change in control" involving the Company.

Stock Options

        The following table summarizes stock options granted to the executive officers named in the Summary Compensation Table above during the Company's fiscal year ended December 31, 2003.

Option Grants in Fiscal Year 2003

Individual Grants(1)
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year(2)
Name			Exercise Price Per Share(3)	Expiration Date
					5%	10%
James W. Bullock	—	—	—	—	—	—
J. Robert Paulson	—	—	—	—	—	—
Richard J. Omilanowicz	—	—	—	—	—	—
Patrick J. Wethington	40,000	10.2%	$3.24	01/14/13	$81,505	$206,549
Frank J. Callaghan	—	—	—	—	—	—

(1)
Each option represents the right to purchase one share of Common Stock. The options shown in this column are all incentive stock options granted pursuant to the Company's 1993 Long-Term Incentive and Stock Option Plan, which expired in May 2003. The incentive stock options vest in monthly installments over a period of four years and are exercisable beginning after six months of employment or six months after the date of grant. Each option grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share over a ten year period of time. To the extent not already exercisable, the options generally become exercisable in the event of a change of control of the Company.

(2)
In 2003, the Company granted employees options to purchase an aggregate of 394,900 shares of Common Stock.

(3)
The exercise price may be paid in cash, by check or by money order.

(4)
The compounding assumes a ten year exercise period for all option grants. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the Company's future Common Stock prices. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

        The following table sets forth certain information concerning options to purchase Common Stock exercised by the executive officers named in the Summary Compensation Table above during fiscal year 2003 and the number and value of unexercised stock options held by such officers as of December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Value of Options Held at December 31, 2003

			Number of Unexercised Options Held at December 31, 2003		Value of Unexercised In-the-Money Options Held at December 31, 2003(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
James W. Bullock	70,000	$451,050	623,827	156,173	$1,675,944	$356,756
J. Robert Paulson	—	—	46,875	103,125	$209,531	$460,969
Richard J. Omilanowicz	—	—	127,947	54,803	$502,319	$224,439
Frank J. Callaghan	—	—	143,426	55,824	$550,285	$233,528
Patrick J. Wethington	—	—	74,814	39,786	$206,004	$160,121

(1)
"Value" has been determined based on the difference between the last sale price of the Company's Common Stock as reported by the Nasdaq National Market System on December 31, 2003 ($7.20) and the per share option exercise price, multiplied by the number of shares subject to the in-the-money options.

PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative total returns for the Company's Common Stock, the Nasdaq Stock Market Index and the Standard & Poor's Health Care Index, assuming the investment of $100 in the Common Stock and each index on December 31, 1998 and the reinvestment of dividends, if any.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ENDOCARDIAL SOLUTIONS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S & P HEALTH CARE INDEX

*
$100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2002, Standard & Poor's, a division of The McGraw Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Endocardial Solutions, Inc.	$100.00	$87.50	$30.63	$53.00	$33.80	$71.99
Nasdaq Stock Market Index	100.00	186.20	126.78	96.96	68.65	108.18
Standard & Poor's Health Care Index	100.00	89.34	122.44	107.81	87.52	100.69

CERTAIN TRANSACTIONS

        No director or executive officer of the Company was indebted to the Company during the year ended December 31, 2003. There were no related party transactions among the Company and its executive officers, directors and the holders of more than 5% of the outstanding shares of Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such executive officers, directors and greater than 10% beneficial owners are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on a review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors and greater than 10% beneficial owners were complied with except that a statement of change of beneficial ownership on Form 4 was not timely filed by Messrs. Hauser, Randall, Wagner and Watson, directors of the Company, to reflect the automatic grant of 5,000 stock options to each of them on May 21, 2003. Such option grants were subsequently reported on May 29, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 5, 2004 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director, nominee and executive officer of the Company named in the Summary Compensation Table under the heading "Executive Compensation" above and (iii) all directors, nominees and executive officers of the Company as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them.

	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares
Kopp Investment Advisors, LLC(2) 7701 France Avenue South Suite 500 Edina, MN 55435	2,995,953	13.7%
Hambrecht and Quist Capital Management LLC(3) 30 Rowes Wharf—4th Floor Boston, MA 02110	1,251,466	5.7
James W. Bullock(4)	687,798	3.1
Graydon E. Beatty(5)	220,610	1.0
Frank J. Callaghan(6)	153,315	*
Richard J. Omilanowicz(7)	113,937	*
J. Robert Paulson(8)	62,500	*
Robert G. Hauser, M.D.(9)	39,500	*
Richard D. Randall(10)	30,000	*
Warren S. Watson(11)	30,000	*
Patrick J. Wethington(12)	21,835	*
Mark T. Wagner(13)	17,000	*
J.P. Peltier(14)	19,166	*
Richard J. Nigon(15)	16,666	*
All executive officers and directors as a group (12 persons)(16)	1,412,327	6.1

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within sixty (60) days of April 5, 2004 ("Currently Exercisable Options") are deemed outstanding for computing the percentage beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of Common Stock indicated.

(2)
In a Schedule 13G/A filed January 26, 2004, Kopp Investment Advisors, LLC ("KIA") indicated that it is the beneficial owner of 2,995,953 shares of Common Stock, with sole voting power with respect to 2,752,603 of the shares and sole dispositive power with respect to 2,135,703 of the shares and shared dispositive power with respect to 815,250 of the shares. KIA shares beneficial ownership with Kopp Holding Company, LLC, Kopp Holding Company, LeRoy C. Kopp and Kopp Emerging Growth Fund. Even though KIA exercises investment discretion as to the 815,250 shares over which it has shared dispositive power, it has disclaimed any beneficial interest in these shares.

(3)
In a Schedule 13G filed February 6, 2004, Hambrecht and Quist Capital Management LLC indicated that it has sole voting power over 1,251,466 shares of Common Stock.

(4)
Includes 592,798 shares issuable pursuant to Currently Exercisable Options.

(5)
Includes 68,610 shares issuable pursuant to Currently Exercisable Options.

(6)
Includes 153,240 shares issuable pursuant to Currently Exercisable Options.

(7)
Represents shares issuable pursuant to Currently Exercisable Options.

(8)
Represents shares issuable pursuant to Currently Exercisable Options.

(9)
Includes 35,000 shares issuable pursuant to Currently Exercisable Options.

(10)
Represents shares issuable pursuant to Currently Exercisable Options.

(11)
Represents shares issuable pursuant to Currently Exercisable Options. Does not include shares beneficially owned by Medtronic International, Ltd. Mr. Watson is Vice President, Arrhythmia Management Business Operations for Medtronic, Inc. Mr. Watson has no voting or investment power over these shares and disclaims beneficial ownership of these shares.

(12)
Represents shares issuable pursuant to Currently Exercisable Options.

(13)
Includes 15,000 shares issuable pursuant to Currently Exercisable Options.

(14)
Includes 16,666 shares issuable pursuant to Currently Exercisable Options.

(15)
Represents shares issuable pursuant to Currently Exercisable Options.

(16)
See Notes 4 to 15 above.

AUDIT COMMITTEE REPORT

        The Audit Committee operates under a written charter adopted by the Board of Directors. An amended and restated charter was adopted by the Board of Directors effective April 20, 2004, a copy of which is attached to this Proxy Statement as Exhibit B. The Audit Committee of the Company's Board of Directors during 2003 was comprised, at various times throughout the year, of the following nonemployee directors: James E. Daverman, Robert G. Hauser, M.D., Warren S. Watson, Richard J. Nigon, and J.P. Peltier. All of the members of the Audit Committee meet the independence requirements of the applicable NASDAQ listing standards.

        Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence. The Audit Committee also considered whether the provision of nonaudit services during the last fiscal year was compatible with maintaining the independence of Ernst & Young LLP as the Company's independent auditors.

        Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

                      RICHARD J. NIGON, CHAIRMAN
                      WARREN S. WATSON
                      JEAN-PAUL M. PELTIER

                      The Members of the Audit Committee
                      of the Board of Directors

APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 2004. Ernst & Young LLP has served as the Company's independent accountants since 1993 and has no relationship with the Company other than that arising from its employment as independent accountants. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from stockholders.

Independent Auditor Fees

        The following table summarizes the aggregate fees for services performed by Ernst & Young LLP for Endocardial Solutions, Inc.

Fee Category	2003 Fees	2002 Fees
Audit Fees(a)	$88,750	$79,500
Audit-Related Fees(b)	10,798	14,300
Tax Fees(c)	49,280	52,508
All Other Fees	—	—

Total	$148,828	$146,558

(a)
Audit fees billed to the Company by Ernst & Young LLP for review of the Company's consolidated financial statements for the fiscal years ended December 31, 2003 and 2002, the financial statements included in the Company's quarterly reports on Form 10-Q for the each of these fiscal years (including consents and comment letters), and accounting consultations on matters addressed during the audit or interim reviews.

(b)
Fees billed to the Company by Ernst & Young LLP during 2003 and 2002 for audit related services, consisting of the audit of financial statements of certain employee benefit plans, review of registration and proxy statements, and review of selected accounting issues.

(c)
Fees for all tax-related services rendered to the Company, including tax return preparation, tax compliance, tax advice, and tax planning, as well as tax return preparation for certain Company executives.

Audit Committee Pre-Approval Policy

        In accordance with the Endocardial Solutions, Inc. Audit Committee Charter, on April 20, 2004, the Audit Committee adopted the following policies and procedures for the approval of the engagement of an independent auditor for audit, review or attest services and for pre-approval of certain permissible non-audit services, all to ensure auditor independence.

        The Company's independent auditor will provide audit, review and attest services only at the direction of, and pursuant to engagement fees and terms approved by, the Audit Committee. Such engagement will be pursuant to a written proposal, submitted to the Audit Committee for review and discussion. If acceptable, the Audit Committee will engage the independent auditor pursuant to a written retention agreement, duly approved by the Audit Committee.

        As proscribed by Section 10A(g) of the Securities Exchange Act of 1934, certain non-audit services may not be provided by the Company's auditor, including:

  •
  bookkeeping or other services related to the accounting records or financial statements of the Company,

  •
  financial information systems design and implementation,

  •
  appraisal or valuation services, fairness opinions, or contribution-in-kind reports,

  •
  actuarial services,

  •
  internal audit outsourcing services,

  •
  management functions or human resource functions,

  •
  broker or dealer, investment adviser, or investment banking services,

  •
  legal services and expert services unrelated to the audit; and

  •
  any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

        With respect to permissible non-audit services, including tax services, the Company's Chief Financial Officer or Principal Accounting Officer will submit a request to the Audit Committee to retain the Company's auditor when the management of the Company believes it is in the best interest of the Company to do so. The requesting Company officer will submit specific reasons supporting this determination. In such event, the requesting officer of the Company shall submit a written proposal from the audit firm for the non-audit services, which shall be specific as to the scope of the services to be provided, and the compensation structure. The Audit Committee will review the proposed retention for compliance with three basic principles, violations of which would impair the auditor's independence: (1) an auditor cannot function in the role of management, (2) an auditor cannot audit his or her own work, and (3) an auditor cannot serve in an advocacy role for the Company. If the Audit Committee determines that the proposed retention does not and will not violate these principles, it may authorize, in writing, the retention of the auditor for the agreed scope of non-audit services and compensation structure.

SOLICITATION OF PROXIES

        The Company is paying the costs of solicitation, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by regular employees of the Company without additional compensation. The Company will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to the Company's stockholders.

PROPOSALS FOR THE 2005 ANNUAL MEETING

        In order to be eligible for inclusion in the Company's proxy solicitation materials for the 2005 Annual Meeting of Stockholders, any stockholder proposal to be considered at such meeting must be received at the Company's principal executive offices, 1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108, no later than December 23, 2004. Pursuant to the Company's Bylaws, in order for business to be properly brought before the next annual meeting by a stockholder, the stockholder must give written notice of such stockholder's intent to bring a matter before the annual meeting no later than February 17, 2005. Each such notice should be sent to the Secretary, and must set forth certain information with respect to the stockholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company's Bylaws and above under the caption "Nominations" beginning on page 5 of this Proxy. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

GENERAL

        The Company's Annual Report for the fiscal year ended December 31, 2003 is being mailed to stockholders together with this Proxy Statement. The Annual Report is not to be considered part of the soliciting materials.

        The information set forth in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation," "Performance Graph" and "Audit Committee Report" shall not be deemed to be (i) incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing the Company expressly so incorporates such information by reference, or (ii)"soliciting material" or to be "filed" with the SEC.

                      By Order of the Board of Directors,

                      James W. Bullock
                       Secretary

April 22, 2004

Exhibit A

ENDOCARDIAL SOLUTIONS, INC.
Charter of the Nominations and Governance Committee
of the Board of Directors
(effective as of April 20, 2004)

I.     Nominations and Governance Committee Purpose

        The Nominations and Governance Committee (the "Committee") of the Board of Directors (the "Board") of Endocardial Solutions, Inc. (the "Company") is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the nominees for election as Directors at the next annual meeting of the Company's stockholders; (2) to adopt and revise, from time to time, corporate governance guidelines applicable to the Company; (3) to recommend to the Board the nominees for membership of each committee of the Board; and (4) serve in an advisory capacity to the Board on matters of organization, management succession plans, and the conduct of Board activities.

II.    Nominations and Governance Committee Composition and Meetings

        The Committee shall consist of at least three members as determined by the Board, each of whom shall meet the independence requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") (as such requirements may be modified or supplemented from time to time). The members of the Committee shall be appointed and replaced by the Board. If a Nominations and Governance Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least once prior to each annual meeting of stockholders, or more frequently as circumstances dictate and at such other times as any member of the Committee may request, and report to the Board and propose any necessary action to the Board following each Committee meeting.

III.  Nominations and Governance Committee Responsibilities and Duties-

        The policies and procedures of the Nominations and Governance Committee shall remain flexible in order to best react to changing conditions. In carrying out their responsibilities, the Nominations and Governance Committee shall:

  1.
  Review, at least annually, the structure and membership of the Board to assure that the proper skills and experience are represented on the Board. At least a majority of the members of the Board shall be independent directors meeting the requirements of Nasdaq.

  2.
  Periodically make recommendations to the Board with respect to the size and composition of the Board and recommend to the Board general criteria (such as independence, experience relevant to the needs of the Company, leadership qualities, diversity and ability to represent the stockholders) for the selection of individuals to be considered as candidates for election to the Board.

  3.
  Seek out and evaluate candidates qualified to serve as Board members, and consider candidates submitted by stockholders of the Company in accordance with the notice provisions and procedures set forth in the bylaws of the Company.

  4.
  Recommend to the Board:

  (a)
  nominees to fill vacancies on the Board as they occur;

A-1

    (b)
    prior to each annual meeting of the Company's stockholders, a slate of nominees for election or reelection as Directors by the stockholders at the annual meeting;

    who meet the criteria for directors and corporate governance guidelines of the Company, and any other requirements established by the Committee from time to time.

  5.
  Make all determinations as to whether or not an individual Director or nominee for Director is independent, taking into account the requirements of Nasdaq and such other factors as the Committee may deem appropriate; provided, however, that current employees of the Company shall not be deemed independent.

  6.
  Review annually and recommend to the Board the membership of the committees of the Board, taking into account the independence and experience requirements of Nasdaq and such other factors as the Committee may deem appropriate, including, with respect to members of the Audit Committee, the requirements of the Securities and Exchange Commission (the "SEC") (as such requirements may be modified or supplemented from time to time).

  7.
  Formulate for Board approval, and periodically review and reassess, corporate governance guidelines of the Company, and recommend any proposed changes to the Board for approval, as necessary.

  8.
  Receive comments from all Directors and committees of the Board and report annually to the Board with an assessment of the Board's performance, the performance of each Board committee and the performance of the Company's Chief Executive Officer, each to be discussed with the full Board following the end of each fiscal year.

  9.
  Retain, and approve the fees and other retention terms of, any director search, legal and other advisors to the Committee, as the Committee deems necessary for the fulfillment of its responsibilities.

  10.
  Periodically make recommendations to the Board with respect to the compensation of nonemployee Directors.

  11.
  Form and delegate authority to subcommittees of the Committee, except to the extent such delegation would be inconsistent with the requirements of the SEC or the listing rules of Nasdaq (as such requirements may be modified or supplemented from time to time).

  12.
  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall review annually its own performance.

  13.
  Perform such other functions as may from time to time be assigned by the Company's charter or bylaws, or the Board of Directors.

A-2

Exhibit B

ENDOCARDIAL SOLUTIONS, INC.
Charter of the Audit Committee of the Board of Directors
(as amended and restated effective April 20, 2004)

I.     Audit Committee Purpose

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee the Company's accounting and financial reporting processes and the audit of the Company's financial statements, and monitor the integrity of the Company's systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal finance and accounting department.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

  •
  Establish and maintain procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company's employees, regarding accounting, internal controls or auditing matters.

  •
  Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices at all levels.

  •
  Review areas of potential significant financial risk to the Company.

  •
  Monitor compliance with legal and regulatory requirements.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Company shall at all times make adequate provisions for the payment of all fees and other compensation, as approved by the Audit Committee, to the Company's independent auditors or to any consultants or experts employed by the Audit Committee.

II.    Audit Committee Composition and Meetings

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market, Inc. ("Nasdaq") (as such requirements may be modified or supplemented from time to time). All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall be an "audit committee financial expert "as defined by the SEC.

        Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors review procedures. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Chairman should develop the agenda in consultation with management, other Committee members, and independent auditors. The agenda should be consistent with this charter. The Committee shall meet periodically in executive session with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        The Committee shall report at least quarterly, or as deemed necessary, to the full Board. In addition, summarized minutes from Committee meetings shall be distributed to each Board member prior to the subsequent Board of Directors meeting.

III.  Audit Committee Responsibilities and Duties

        The policies and procedures of the Audit Committee shall remain flexible, in order to best react to changing conditions and ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. In carrying out their responsibilities, the Audit Committee shall:

  Review Procedures

  1.
  Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, critical accounting estimates and underlying judgments. Based on such review, determine whether to recommend to the Board the annual audited financial statements to be included in the Company's Annual Report filed under the rules of the SEC.

  2.
  In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors with management's responses.

  3.
  Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss with management the use of "pro forma" or "adjusted" non-GAAP information. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

  4.
  Review the independence and performance of the auditors and annually appoint the independent auditors, or discharge such auditors when circumstances warrant. The independent auditors are ultimately accountable to, and shall report directly to, the Audit Committee. The Audit Committee shall be directly responsible for oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

  5.
  Approve the fees and other compensation to be paid to the independent auditors.

  6.
  Pre-approve all non-audit services to be performed by the independent auditors. The Committee may designate a member of the Committee to represent the entire Audit Committee for purposes of approval of non-audit services, subject to review by the full Audit Committee at the next regularly scheduled meeting. The Company's independent auditors may not be engaged to perform activities prohibited under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the SEC.

  7.
  On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

  8.
  Review the independent auditors audit plan and engagement letter—discuss scope, staffing, locations, reliance upon management, general audit approach and key audit risk considerations.

  9.
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  10.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  •
  Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

  •
  Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

  •
  Inquire as to the independent auditors' views about whether management's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

  Legal Compliance

  11.
  Periodically review with the Company's counsel, or as deemed necessary, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

  12.
  Conduct or authorize investigations into any matters within their scope of responsibilities.

  13.
  Retain independent counsel, accountants, or others to assist it in the conduct of any investigation, as appropriate.

  14.
  Establish procedures for the receipt, retention and treatment of complaints, including confidential and anonymous submissions, received by the Company or the Audit Committee regarding accounting, internal accounting controls, or auditing matters.

  Other Audit Committee Responsibilities

  15.
  Annually prepare a report to the Company's stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

  16.
  Review financial and accounting personnel succession planning within the Company.

  17.
  Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Review and approve all related party transactions and potential conflicts of interests.

  18.
  Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

  19.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  20.
  Periodically perform self-assessment of Audit Committee performance.

  •
  Review, discuss and assess its own performance as well as the Committee roles and responsibilities, seeking input from senior management, the full Board, and others if needed.

  •
  Discuss and address with either the internal accounting and finance department or the independent auditors any significant issues relative to overall Board responsibility that, in their judgment, have been communicated to management but have not been adequately resolved.

  21.
  Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

ENDOCARDIAL SOLUTIONS, INC.
2004 ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 18, 2004 9:00 a.m.
Minneapolis Hilton Towers Nicollet Room 1001 Marquette Avenue Minneapolis, MN
Endocardial Solutions, Inc.	proxy

This proxy is solicited on behalf of the Board of Directors.

        The undersigned hereby appoints James W. Bullock and J. Robert Paulson, Jr. as proxies (with the power of substitution), to vote, as designated below, all shares of Common Stock of Endocardial Solutions, Inc. which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of Endocardial Solutions, Inc. to be held on Tuesday, May 18, 2004, at 9:00 a.m. local time, at the Minneapolis Hilton Towers, Nicollet Room, located at 1001 Marquette Avenue, Minneapolis, Minnesota, and any adjournment thereof, and hereby revoke all former proxies.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

See reverse for voting instructions.

\/ Please detach here \/

1.	Election of directors:	01 James W. Bullock	02 Graydon E. Beatty	☐	Vote FOR all nominees listed	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.	In his discretion, the proxy is authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof.	☐	FOR	☐	AGAINST	☐	ABSTAIN
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

Address Change? Mark Box Indicate changes below:	☐
Dated:	, 2004

Signature(s) in Box (If there are co-owners both must sign)

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

PROPOSAL ONE: ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG ENDOCARDIAL SOLUTIONS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE S & P HEALTH CARE INDEX
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AUDIT COMMITTEE REPORT
APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
SOLICITATION OF PROXIES
PROPOSALS FOR THE 2005 ANNUAL MEETING
GENERAL
ENDOCARDIAL SOLUTIONS, INC. Charter of the Nominations and Governance Committee of the Board of Directors (effective as of April 20, 2004)
ENDOCARDIAL SOLUTIONS, INC. Charter of the Audit Committee of the Board of Directors (as amended and restated effective April 20, 2004)